UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CV SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CV SCIENCES, INC.

9530 Padgett Street, Suite 107

San Diego, California 92126

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 2, 2025

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CV Sciences, Inc. (the “Company”, “we” or “us”) will be held on June 2, 2025, at 9:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof). We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend and submit questions during the Meeting via the Internet at https://tinyurl.com/viavid-webcast?ei=1714112. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. Although stockholders will not be able to vote through the virtual meeting platform during the Meeting, they will have the ability to cast their votes, using the methods set forth on the Notice and/or Proxy Card received in the mail, until the announcement is made at the Meeting that the polls are closed. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of our Proxy Statement. The Meeting will have the following purposes:

(1)
To elect three directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal;
(2)
To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
(3)
To approve, on a non-binding advisory basis, named executive officer compensation;
(4)
To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation; and
(5)
To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of our Board of Directors.

The matters are more fully discussed in the attached Proxy Statement. Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the Meeting.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission. We believe this method conserves natural resources and significantly reduces the costs of the Meeting. On or about April 17, 2025, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting, which Notice contains instructions for accessing the attached Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 (the “Annual Report”) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: https://www.iproxydirect.com/CVSI.

The close of business on April 4, 2025 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices located at 9530 Padgett Street, Suite 107, San Diego, California 92126, (855) 758-7223.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each of the director nominees included in Proposal 1 and FOR all of the other foregoing proposals.

We cordially invite you to attend the virtual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. Whether or not you expect to attend the virtual Meeting, you are urged to immediately complete, date, sign and return the proxy card or submit your vote using another method included in the Notice you received in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice you received in the mail. This will not limit your right to attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenters' rights are not available with respect to any of the proposals to be voted upon at this Meeting.

	By	Order of the Board of Directors

/s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer and Secretary
San Diego, California
April 15, 2025

I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD OR SUBMIT YOUR VOTE USING ANOTHER METHOD INCLUDED IN THE NOTICE YOU RECEIVED IN THE MAIL AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON EACH OF YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE YOU RECEIVED IN THE MAIL. STOCKHOLDERS WILL NOT BE ABLE TO VOTE AT THE MEETING THROUGH THE VIRTUAL MEETING PLATFORM; HOWEVER, STOCKHOLDERS WILL BE ABLE TO VOTE USING THE METHODS SET FORTH ON THE NOTICE AND/OR PROXY CARD RECEIVED IN THE MAIL UNTIL THE ANNOUNCEMENT IS MADE AT THE MEETING THAT THE POLLS ARE CLOSED. PLEASE NOTE, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF CAPITAL STOCK MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM.

CV SCIENCES, INC.

9530 Padgett Street, Suite 107

San Diego, California 92126

(866) 290-2157

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 2, 2025 at 9:00 a.m. Pacific Time

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CV Sciences, Inc. (the “Company”, “CV Sciences”, “we” or “us”) for use at the annual meeting of the stockholders (the “Meeting” or the “2025 Annual Meeting”) of the Company, to be held on June 2, 2025, at 9:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof). We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. Although stockholders will not be able to vote through the virtual meeting platform during the Meeting, they will have the ability to cast their votes, using the methods set forth on the Notice and/or Proxy Card received in the mail, until the announcement is made at the Meeting that the polls are closed. You may attend and submit questions during the Meeting via the Internet at https://tinyurl.com/viavid-webcast?ei=1714112. You may also submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2 of this Proxy Statement. This Proxy Statement and proxy will be made available to our stockholders on or about April 17, 2025.

Only stockholders of record at the close of business on April 4, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 184,263,663 shares of the Company’s common stock, par value $0.0001 per share ("Common Stock"), were issued and outstanding. At the close of business on the Record Date, the shares of our Common Stock were held by approximately 41 stockholders of record, as well as a substantially greater number of "street name" or beneficial owners, whose shares are held by banks, brokers, and other financial institutions. Shares cannot be voted at the Meeting unless the holder thereof is represented by proxy.

The presence, virtually or by proxy, of the holders of a majority in voting power of the outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. If a quorum is not present or represented at the Meeting, the Chairman of the Meeting may adjourn the Meeting from time to time to another place, if any, date or time.

We have elected to provide access to the proxy materials for the Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rules. On or about April 17, 2025, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting. The Notice contains instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 (our “Annual Report”) and Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail.

Our Board has selected Joseph Dowling to serve as the holder of proxies for the Meeting. The shares of Common Stock represented by each executed and returned proxy will be voted by him in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Dowling will vote your shares “FOR” each of the director nominees included in Proposal 1 and "FOR" all other proposals being made at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before closing of the polls at the Meeting. If you have not voted through your broker, there are two ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters' rights are not available with respect to any proposal to be voted upon at the Meeting.

We pay the cost of soliciting the proxies. We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE MEETING

Q. When is the Meeting?

A. June 2, 2025 at 9:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof).

Q. Where will the Meeting be held?

A. We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend and submit questions during the Meeting via the Internet at https://tinyurl.com/viavid-webcast?ei=1714112.

Q. What is the purpose of the Meeting?

A. The Meeting will have the following purposes:

(1)
To elect three directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal (“Election of Directors”);
(2)
To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Auditor Ratification”);
(3)
To approve, on a non-binding advisory basis, named executive officer compensation (sometimes referred to as “say on pay”);
(4)
To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation; and
(5)
To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of our Board.

Each of the above matters is more fully discussed below. We do not expect to transact any other business at the Meeting.

Q. Why am I receiving these proxy materials?

A. As permitted by rules adopted by the SEC, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. On or about April 17, 2025, we are mailing to all stockholders of record entitled to vote at the 2025 Annual Meeting a Notice of Internet Availability of Proxy Materials ("Notice") containing instructions on how to access this Proxy Statement and our Annual Report and Meeting voting instructions. If you received a Notice by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice. We are sending you the Notice because the Company’s Board is soliciting your proxy to vote at the 2025 Annual Meeting. You are invited to attend the 2025 Annual Meeting and to vote on the proposals described in this Proxy Statement. To vote your shares, you must follow the instructions on the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the date of the Meeting.

Q. Who is entitled to vote at the Meeting?

A. Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote on the proposals being presented at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, 184,263,663 shares of our Common Stock were issued and outstanding. At the close of business on the Record Date, the shares of our Common Stock were held by approximately 41 stockholders of record, as well as a substantially greater number of "street name" or beneficial owners, whose shares are held by banks, brokers, and other financial institutions.

Holders of our Common Stock as of the Record Date will be entitled to cast one vote per share of Common Stock held for each of the proposals to be presented to stockholders for approval at the Meeting.

Q. What constitutes a quorum at the Meeting?

A. The presence at the Meeting, virtually or by proxy, of the holders of a majority in voting power of the outstanding shares of our Common Stock at the close of business on the Record Date will constitute a quorum. If a quorum is not present or represented at the Meeting, the Chairman of the Meeting may adjourn the Meeting from time to time to another place, if any, date or time.

A quorum is required to conduct business at the Meeting.

Q. What will be voted on at the Meeting?

A. The following chart sets forth the vote required for each of the proposals to be voted on by our stockholders at the Meeting to be approved:

Proposal 1: To elect three directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal.

Each director must be elected by a plurality of the votes cast; meaning that the three nominees receiving the most “FOR” votes (among votes properly cast virtually or by proxy) will be elected. Only votes “FOR” will affect the outcome. Votes "AGAINST," abstentions and broker non-votes will not affect the outcome of the vote.

Proposal 2: To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

To be approved by our stockholders, the holders of a majority of the shares casting votes at the Meeting on this proposal must vote “FOR” this proposal. Any shares of Common Stock that are not voted (whether by abstention or otherwise) will have no impact on the outcome of the vote with respect to this proposal. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Proposal 3: To approve, on a non-binding advisory basis, named executive officer compensation.

To be approved by our stockholders, the holders of a majority of the shares casting votes at the Meeting on this proposal must vote “FOR” this proposal. Any shares of Common Stock that are not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the outcome of the vote with respect to this proposal. This is an advisory vote and, therefore, is not binding.

Proposal 4: To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation.

To be considered approved by our stockholders, the frequency (one, two, or three years) that receives the most votes of a plurality of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter will be approved. Any shares that are not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the outcome of the vote with respect to this proposal. This is an advisory vote and, therefore, is not binding.

Q. What shares can I vote at the Meeting?

A. You may vote all shares of Common Stock owned by you as of the Record Date on each of the proposals being presented at the Meeting, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders may hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered to be, with respect to those shares, the stockholder of record, and the Notice will be sent directly to you. As the stockholder of record, you have the right to vote on the proposals being presented at the Meeting. Whether or not you plan to attend the Meeting, we urge you vote by internet, fax, phone or by mail to ensure your vote is counted. You may still attend the Meeting if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote on your behalf and are also invited to attend the Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not directly vote these shares unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. If this applies to you, your broker, trustee or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by internet, fax, phone or by mail by following the instructions provided on the Notice. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available on the Notice and then simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2025 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee or nominee, by using the proxy card provided by the broker, trustee or nominee and mailing them in the envelope provided by such person.

Q. How can I vote my shares virtually at the Meeting?

A. There will be no voting during the Meeting through the virtual meeting platform. However, stockholders will have the ability to cast their votes, using the methods set forth on the Notice and/or Proxy Card received in the mail, until the announcement is made at the Meeting that the polls are closed. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it and returning it in the postage paid return envelope. Record holders can also vote by telephone 1-866-752-VOTE (8683), by fax, or by Internet at www.iproxydirect.com/cvsi. Voting instructions are provided on the Notice, or the proxy card if you received a copy of our proxy materials in the mail. If you hold shares in street name, you must vote by giving instructions to your bank or broker. You should follow the voting instructions on the form that you receive from your bank or broker.

Q. How do I attend the Meeting?

A. You may attend the Meeting online, including to submit questions during the Meeting by logging in at https://tinyurl.com/viavid-webcast?ei=1714112. The Meeting will begin at approximately 9:00 a.m. Pacific Time, with log-in beginning at 9:45 a.m. on June 2, 2025.

Q. How do I gain admission to the Meeting?

A. You are entitled to participate in the virtual 2025 Annual Meeting only if you were a stockholder of record who owned shares of the Company's Common Stock at the close of business on April 4, 2025, the Record Date. To attend online and participate in the Meeting, stockholders of record will need to use the control number on their Notice or proxy card to log into https://tinyurl.com/viavid-webcast?ei=1714112; beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm's website and selecting the stockholder communication mailbox to link through to the virtual 2025 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to start time. Please allow time for online check-in, which will begin at 8:45 a.m. Pacific Time. If you have difficulties during the check-in time or during the Meeting, please contact ir@cvsciences.com.

Stockholders have multiple opportunities to submit questions to the Company for the Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at https://tinyurl.com/viavid-webcast?ei=1714112.

Q. How are votes counted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each of the director nominees identified herein, “FOR” each of the other proposals, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions or stockholder proposals. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that under applicable rules Proposal 2 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners.

We believe that Proposals 1, 3 and 4 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.

Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

With regard to Proposal 1, votes may be cast in favor of a director nominee, against a director nominee or you may abstain with respect to a director nominee. Because directors are elected by plurality, "AGAINST" votes and abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to Proposal 2 and Proposal 3, the affirmative vote of the holders of a majority of the shares casting votes at the Meeting on such proposal is required for approval. Accordingly, abstentions will have no effect on the outcome of the proposals.

With regard to whether our stockholders have approved an advisory vote on a two-year frequency with which the Company should consult the stockholder vote to approve the compensation of our named executive officers, the frequency (one, two, or three years) that receives the most votes of a plurality of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter will be approved. Accordingly, abstentions will have no effect on the outcome of this proposal.

Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?

A. If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice you receive to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before closing of the polls at the Meeting. If you are a stockholder of record, you can do this by giving written notice to our Secretary or by submitting another proxy with a later date. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of the Notice and this Proxy Statement and other proxy materials, as applicable.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact the following person at our principal executive office as follows:

Joseph Dowling, Secretary

9530 Padgett Street, Suite 107

San Diego, California 92126

(855) 758-7223

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated Dr. Jamie Corroon, Mr. Joseph Dowling and Mr. Bill McCorkle as directors to be elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. Each of the nominees is currently a director of CV Sciences.

The three nominees with the greatest numbers of votes at the Meeting will be elected to the three director positions. Each nominee, if elected at the Meeting, will serve as a director until the earlier of the 2026 annual meeting of the Company's stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" each of Messrs. Corroon, Dowling and McCorkle. If any of Messrs. Corroon, Dowling or McCorkle is unable or declines to serve as director at the time of the 2025 Annual Meeting, the proxies will be voted for any nominee who is designated by our present Board to fill the vacancy.

Information Regarding Directors

The below table and narrative disclosures include information about our current directors, each of whom is also a director nominee for the Meeting.

Name	Age	Position	Audit Committee	Compensation Committee	Governance and Nominating Committee	Director Since
Dr. Jamie Corroon	55	Director	*	C	C	2022
Joseph Dowling	67	Chief Executive Officer, Director			*	2018
Bill McCorkle	57	Director	C	*	*	2022

C Chair

* Member

There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that we believe are material to the evaluation of the ability or integrity of any of our directors or director nominees.

Dr. Jamie Corroon. Dr. Corroon was appointed to our Board of Directors on July 21, 2022. He previously served on the Company’s Medical Advisory Board. He is a licensed Naturopathic Doctor and Assistant Project Scientist at the Center for Medicinal Cannabis Research (CMCR) the University of California, San Diego (UCSD). He completed a postdoctoral fellowship in the Department of Family Medicine at UCSD, where he investigated the impact of cannabis use on cardiovascular health. Dr. Corroon earned a bachelor’s degree in Political Science from the University of Southern California, a master’s degree in Public Health (Epidemiology) from San Diego State University, and a Doctor of Naturopathic Medicine degree from Bastyr University. He serves as Medical Director at the Center for Medical Cannabis Education, advising dietary supplement and cannabis companies on science, regulation, and product development. Dr. Corroon is well-published in peer-reviewed literature, with recent publications examining the clinical and public health implications of society’s growing acceptance of cannabis.

The Board has determined that Dr. Corroon’s medical knowledge, independent judgment, and exceptional leadership skills make him an invaluable member of the Board.

Joseph Dowling. Mr. Dowling was appointed as our Chief Executive Officer ("CEO") on May 31, 2018 and Secretary on August 25, 2014. He was our Chief Financial Officer (“CFO”) from June 16, 2014 to March 15, 2019. Before joining CV Sciences, Mr. Dowling held numerous senior positions including serving as President and CFO of MediVas, LLC, a biotechnology company focused on drug formulation and delivery, from 2005 to 2013, where he led day-to-day operations, drug research and development, product development and commercialization and strategic alliance building, including license agreements with Pfizer, Merck, Wyeth, DSM, Guidant and Boston Scientific. Mr. Dowling served as a Managing Director in the mergers and acquisitions group at Citigroup from 1998 to 2005. Earlier in his career, Mr. Dowling served in various finance and accounting roles in both public accounting and in the banking industry. Mr. Dowling graduated from University of California, Los Angeles in Economics and is a Certified Public Accountant.

As the Company’s Chief Executive Officer and former Chief Financial Officer, Mr. Dowling is specially qualified to serve on the Board because of his detailed knowledge of the pharmaceutical industry including drug research and development and the Company’s global consumer product operations and his expertise in financial matters.

Bill McCorkle. Mr. McCorkle was appointed to our Board of Directors on October 21, 2022. Mr. McCorkle is an operational executive with over 30 years of experience solving problems with innovative solutions. Mr. McCorkle is experienced in managing day-to-day operations of small to large companies across multiple industries. Mr. McCorkle has held a variety of senior financial executive positions including CFO and COO of ISCA Inc., CFO, COO and Co-Founder of StemImmune Inc., CFO and COO of Genelux Corporation, and CFO and COO of Proformance Apparel Group, LLC. Mr. McCorkle received a Bachelor of Science in Accountancy from Bentley University.

The Board has determined that Mr. McCorkle’s financial expertise, as well as his independence, judgment and exceptional leadership experience makes him valuable to continue as a member of the Board.

Vote Required

Directors are elected by plurality of the votes cast at the Meeting by the holders of shares represented by proxy and entitled to vote on the election of the directors. The three nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies for which no contrary instruction is given, will be voted "FOR" the election of each of the nominees named above. If a nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee by your Board.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” each of the nominees identified above.

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Haskell & White LLP ("Haskell & White") as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the Meeting. Haskell & White have audited the Company’s financial statements since 2021. We do not expect that representatives of Haskell & White will attend the Meeting.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of Haskell & White as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the Board will reconsider its selection of Haskell & White and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

Independent Registered Public Accounting Firm's Fees

The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

The following table summarizes the fees billed to us by Haskell & White for the years ended December 31, 2024 and 2023. All fees described below were pre-approved by the Audit Committee:

Fee Category	2024	2023
Audit Fees	$191,300	$172,075
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
	$191,300	$172,075

Audit Committee's Pre-Approval Policies and Procedures

Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting.

Vote Required

The affirmative vote of the holders of a majority of the shares casting votes at the Meeting on this proposal, at which a quorum is present, is required to approve this proposal. Proxies solicited by the Board will be voted "FOR" this proposal unless you specify otherwise in your proxy. Any shares of Common Stock that are not voted (whether by abstention or otherwise) will have no impact on the outcome of the vote with respect to this proposal. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the approval of this Proposal 2.

PROPOSAL 3

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as "say on pay," for our named executive officers, Mr. Joseph Dowling and Mr. Joerg Grasser. Accordingly, you may vote on the following resolution at the 2025 Annual Meeting:

"RESOLVED, that the compensation paid to our named executive officers, as disclosed in the Company's Proxy Statement for the Annual Meeting pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED."

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined, consistent with the vote of the Company's stockholders, to submit a resolution on the compensation of the Company's named executive officers to the Company's stockholders for an advisory vote every year.

Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about the Company's executive compensation program.

Vote Required

The affirmative vote of the holders of a majority of the shares casting votes at the Meeting on this proposal, at which a quorum is present, is required to approve this proposal, on an advisory non-binding basis. Proxies solicited by the Board will be voted for this proposal unless you specify otherwise in your proxy. Any shares of Common Stock that are not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the outcome of the vote with respect to this proposal. This is an advisory vote and, therefore, is not binding.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the approval of this Proposal 3.

PROPOSAL 4

ADVISORY VOTE TO AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION SHOULD TAKE PLACE EVERY 1, 2 OR 3 YEARS

In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote as to whether the advisory vote to approve Named Executive Officer compensation should occur every 1, 2 or 3 years. The Board recommends that stockholders vote to hold an advisory vote on executive compensation every second year.

The Board has determined that holding an advisory vote on executive compensation every 2 years is the most appropriate policy for the Company at this time, and therefore recommends that future stockholder advisory votes on executive compensation occur every 2 years.

While this stockholder vote on the frequency of future advisory votes on the compensation of our Named Executive Officers is merely advisory and will not be binding upon the Company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when considering the frequency with which the compensation of our Named Executive Officers will be subject to an advisory, non-binding stockholder vote. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve to compensation of our Named Executive Officers more or less frequently than the option approved by our stockholders.

Vote Required

The frequency of the advisory, non-binding stockholder advisory vote to approve the compensation of our named executive officers will be selected by a plurality of "FOR" votes properly cast in person or by proxy by the holders of our common stock. The option (every one, two or three years) receiving the highest number of "FOR" votes will be considered the frequency recommended by the stockholders of the Company. Abstentions and broker non-votes will have no effect on the outcome of this Proposal No. 4.

Recommendation of the Board

The Board unanimously recommends that stockholders vote “FOR” a frequency period of every 2 years for future advisory votes on the compensation of our Named Executive Officers.

CORPORATE GOVERNANCE

Board and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting or until their successors are duly elected and qualified, subject to prior death, resignation or removal. During fiscal year 2024, there were five formal Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders.

Committees of the Board

Currently, the Company has formal standing compensation, audit and nominating committees.

Compensation Committee

The Company's compensation committee (the "Compensation Committee") consists of Dr. Jamie Corroon and Bill McCorkle, and has established a charter that requires all members of the Compensation Committee to be “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act, and satisfy the requirements of an “outside director” for purposes of Section 16(m) of the Internal Revenue Code.

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of our executive officers, our general employee compensation and other policies and providing assistance and recommendations with respect to our compensation policies and practices. The Compensation Committee is authorized to carry out these activities and other actions reasonably related to the Compensation Committee's purposes or assigned by the Board from time to time. The Compensation Committee operates pursuant to a written charter that is available on our website at http://www.cvsciences.com under "Investor Relations - Corporate Governance - Governance Documents." During fiscal year 2024, the Compensation Committee did not engage a compensation consultant. Previously, during fiscal year 2019, the Compensation Committee retained Radford, a division of Aon Hewitt, to consult with the Company on a range of issues relating to executive and director compensation. Radford served at the discretion of the Compensation Committee and provided services only to the Compensation Committee. Services provided by Radford included a review of executive and director compensation, public peer group and compensation philosophy development, and executive compensation benchmarking. Working with Radford, the Compensation Committee considered a variety of factors when determining the Company’s executive compensation program and total compensation levels. These factors included analysis of peer companies and Radford’s Global Life Science Survey.

During fiscal year 2024, the Compensation Committee held one meeting.

Audit Committee

The Audit Committee consists of Dr. Jamie Corroon and Bill McCorkle, and has established a charter that requires at least two directors to be independent. Our securities are quoted on the OTC: QB, which does not have any director independence requirements. Further, companies with securities only listed on the OTC: QB are not required to comply with the independence standards set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board has also determined that Mr. McCorkle is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. The Audit Committee operates pursuant to a written charter that is available on our website at www.cvsciences.com under “Investor Relations – Corporate Governance - Governance Documents.”

The Audit Committee's responsibilities include: a) selecting and evaluating the performance of our independent auditors; b) reviewing the scope of the audit to be conducted by our independent auditors, as well as the result of their audit, and approving audit and non-audit services to be provided; c) reviewing and assessing our financial reporting activities and disclosure, including our earnings press releases and periodic reports, and the accounting standards and principles followed; d) reviewing the scope, adequacy and effectiveness of our internal control over financial reporting; e) reviewing management’s assessment of our compliance with our disclosure controls and procedures; f) reviewing our public disclosure policies and procedures; g) reviewing our guidelines and policies regarding risk assessment and management, our tax strategy and our investment policy; h) reviewing and approving related-party transactions; and i) reviewing threatened or pending litigation matters and investigating matters brought to the committee's attention that are within the scope of its duties. Additionally, the Audit Committee will regularly review cybersecurity requirements and risks on a quarterly basis.

The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 61, Professional Standards, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm such firm’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committee:

Dr. Jamie Corroon

Bill McCorkls

During fiscal year 2024, the Audit Committee held four meetings.

Nominating Committee

The Company's nominating and governance committee (the "Nominating Committee") currently consists of Dr. Jamie Corroon, Joseph Dowling and Bill McCorkle. The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board, evaluates the effectiveness of the Board and its serving members, and recommends the structure, responsibility and composition of the committees of the Board. The Nominating Committee is also responsible for recommending guidelines and policies for corporate governance for adoption by the Board. The charter of the Nominating Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cvsciences.com under “Investor Relations – Corporate Governance - Governance Documents.”

The Nominating Committee provides instructions in each annual proxy statement regarding how stockholders can make director nominations. The Nominating Committee does not have a formal policy for consideration of any director candidates recommended by stockholders, including the minimum qualifications for director candidates, as we have never received such a nomination; however, any such nomination, if received, would be considered on an equal basis with candidates identified by the Nominating Committee. The Nominating Committee has no formal policy on diversity in identifying potential director candidates, but does regularly assess the needs of the Board for various skills, background and business experience in determining if the Board requires additional candidates for nomination.

During fiscal year 2024, the Nominating Committee held one meeting.

Board Leadership Structure

The Company does not have a lead independent director, as the Company's Chief Executive Officer also serves as the Chairman of the Board. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

Board’s Role in Risk Management

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk, cybersecurity risk, and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our Chief Executive Officer and Chief Financial Officer responsible, for assessing and managing risks facing the Company day-to-day and other members of the Board providing oversight of such risk management.

Code of Ethics

We have adopted a corporate code of ethics that applies to all directors, officers and employees. A copy is available on the "Investors-Corporate Governance" section of our website at www.cvsciences.com.

Family Relationships

There are no family relationships between any directors or executive officers of the Company.

Compensation of Directors

The following table sets forth the compensation paid to our non-employee directors for the fiscal year 2024:

Name of Directors	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All other compensation ($)	Total ($)
Dr. Jamie Corroon	$20,000	$—	$24,471	$—	$44,471
Bill McCorkle	$20,000	$—	$24,471	$—	$44,471

(1)
This column reflects the annual cash retainer for Board services during fiscal 2024.
(2)
These amounts represent the grant date fair value of stock options granted in fiscal 2024 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our 2024 Form 10-K.

The aggregate number of shares of our Common Stock subject to outstanding options held by each non-employee director as of December 31, 2024 were as follows: Dr. Corroon - 1,000,000 shares, and Mr. McCorkle - 1,000,000 shares.

Conflicts of Interest

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•
the corporation could financially undertake the opportunity;
•
the opportunity is within the corporation’s line of business; and
•
it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Board Communications with Stockholders

Stockholders desiring to communicate with the Board or any individual member should do so by sending regular mail to the Board, or such director, c/o Secretary, 9530 Padgett Street, Suite 107, San Diego, California 92126. All communications will be compiled by the Secretary and forwarded to the Board or the appropriate director accordingly.

EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of March 31, 2025:

Name	Age	Position
Joseph Dowling	67	Chief Executive Officer and Director
Joerg Grasser	50	Chief Financial Officer

Joseph Dowling. See biographical information set forth above under "Proposal 1 - Election of Directors."

Joerg Grasser. On March 15, 2019, Mr. Grasser was appointed as the Chief Financial Officer of the Company. Mr. Grasser previously served as the Company's Chief Accounting Officer commencing December 26, 2018. Prior to his appointment, Mr. Grasser held the position of Controller at Ballast Point Brewing Company ("Ballast Point"), a subsidiary of Constellation Brands, Inc. from 2015 to 2018, where Mr. Grasser provided accounting, finance, financial reporting and operational expertise to the company. Prior to his role at Ballast Point, from 2014 to 2015, Mr. Grasser held the position of Senior Director of Accounting for Sequenom, Inc., and from 2010 to 2014 Mr. Grasser was at Peregrine Semiconductor Corporation advancing to Director Financial Planning and Reporting. Mr. Grasser began his career at KPMG LLP providing audit and IT advisory services, advancing to senior audit manager. He has an MBA from the Keller Graduate School of Management, a BA from University of Regensburg and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer and our only other executive officer. The value attributable to any option awards, if any, is computed in accordance with FASB ASC 718 Share-Based-Payment (“ASC 718”). The Company does not have any practices or policies regarding hedging or offsetting any decrease in the market value of the Company's equity securities.

Summary Compensation Table

The following table provides information concerning the compensation paid during fiscal years 2024 and 2023 to our "principal executive officer" and our only other executive officer, each of which were serving as executive officers as of December 31, 2024. We refer to these individuals as our "named executive officers."

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Joseph Dowling	2024	$294,597	$—	$148,070	$—	$15,000	$457,667
Chief Executive Officer	2023	$295,072	$—	$90,080	$—	$18,000	$403,152
Joerg Grasser	2024	$227,334	$—	$115,988	$—	$—	$343,322
Chief Financial Officer	2023	$228,001	$—	$45,040	$—	$—	$273,041

(1)
These amounts reflect the full grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our Annual Report.
(2)
These amounts reflect the full grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our Annual Report. Stock option awards include time-based stock options.
(3)
The amounts in this column reflect awards earned under our 2024 and 2023 cash incentive bonus program for performance in the respective fiscal year, and which were paid early in the following fiscal year.
(4)
These amounts reflect a vehicle allowance provided to Mr. Dowling for 2024 and 2023.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

The base salaries of all executive officers are reviewed annually and adjusted when our Board or its Compensation Committee determines an adjustment is appropriate. For fiscal year 2024, the annual base salaries for our named executive officers were as follows: Mr. Dowling - $300,000 and Mr. Grasser - $235,000. We have employment agreements in place with Mr. Dowling and Mr. Grasser, as described below.

Each year, we adopt a cash incentive bonus program that incorporates certain short-term performance objectives designed to further our long-term business objectives. These performance objectives, which can change from year to year, have included corporate as well as individual objectives. Due to the Company's financial performance for fiscal years 2024 and 2023, no cash incentive bonus was earned by or paid to our executive officers. In addition, we have deferred a portion of our executive cash compensation earned prior to September 30, 2022.

During fiscal year 2024, Mr. Dowling's total compensation was $457,667, which included his salary of $294,597, the issuance of 3,000,000 stock options and a $15,000 vehicle allowance. Mr. Dowling's target for his performance bonus was 50% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2024, no bonuses were paid for 2024. During fiscal year 2023, Mr. Dowling's total compensation was $403,152, which included his salary for fiscal year 2023 of $295,072 and a $18,000 vehicle allowance. Mr. Dowling's target for his performance bonus was 50% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2023, no bonuses were paid for 2023.

During fiscal year 2024, Mr. Grasser's total compensation was $343,322, which included his salary of $227,334 and the issuance of 2,350,000 stock options. Mr. Grasser's target for his performance bonus was 20% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2024, no bonuses were paid for 2024. During fiscal year 2023, Mr. Grasser's total compensation was $273,041, which included his salary for fiscal year 2023 of $228,001. Mr. Grasser's target for his performance bonus was 20% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2023, no bonuses were paid for 2023.

Employment Agreements

We have entered into employment agreements (the “Executive Employment Agreements”) with Mr. Dowling and Mr. Grasser (each an “Executive”), the material terms of which are summarized below.

Executive Employment Agreement with Joseph Dowling

The employment agreement with Mr. Dowling (as amended, the "CEO Agreement") provides for an annual base salary of $300,000 and has a three year term ending in June 2027. Under the terms of the CEO Agreement, Mr. Dowling is also entitled to receive annual bonuses based on the Company’s performance and/or Mr. Dowling’s performance. If certain performance goals are met, Mr. Dowling would be entitled to receive 50% of his then effective base salary; provided, however, that the payment and amount of such bonus shall be in the sole discretion of the Company’s Board. The Company may also propose new performance goals for purposes of determining additional annual bonuses payable to Mr. Dowling. Mr. Dowling shall also be eligible to participate in the Company’s equity, compensation, and incentive plans as are generally made available to the Company’s management executives, and may be eligible to receive incentive stock options or other stock awards under the Company’s 2023 Equity Incentive Plan (the "2023 Plan").

In the event the CEO Agreement is terminated as a result of Mr. Dowling’s death or following his mental or physical disability, Mr. Dowling or his estate, as applicable, is entitled to the following payments and benefits: (i) all salary (and in the case of death, other compensation) under the CEO Agreement, then due and payable and all accrued vacation pay and bonuses, if any, in each case payable or accrued through the date of death or determination of such disability, and (ii) all salary and accrued benefits that would have been payable under the CEO Agreement by the Company to Mr. Dowling during the one-year period immediately following his death or disability, as applicable.

In the event the CEO Agreement is terminated for cause, the Company shall pay Mr. Dowling all salary then due and payable through the date of termination and all unpaid deferred compensation. Mr. Dowling would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CEO Agreement for cause.

In the event the CEO Agreement is terminated without cause, or Mr. Dowling resigns for good reason, the Company shall pay Mr. Dowling all unpaid deferred compensation and continue to pay Mr. Dowling all salary, benefits, earned bonuses and other compensation that would be due under the CEO Agreement through the end of the term of the CEO Agreement had the Company not terminated Mr. Dowling’s employment, but in any event not less than one-year after the date of such termination, with such amounts payable in accordance with the Company’s standard payroll.

In the event the CEO Agreement is voluntarily terminated by Mr. Dowling for any reason (without good reason), the Company shall pay Mr. Dowling all unpaid deferred compensation and all salary then due and payable through the date of termination. Mr. Dowling would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a voluntary termination of the CEO Agreement by Mr. Dowling.

In the event the CEO Agreement is terminated upon consummation of a change of control, the Company shall pay Mr. Dowling all salary then due and payable through the date of termination and all unpaid deferred compensation. In addition, the Company shall pay Mr. Dowling a lump sum cash payment of two times base salary. However, Mr. Dowling, would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CEO Agreement upon consummation of a change of control.

In addition, notwithstanding anything to the contrary contained in any agreement with respect thereto, (i) upon termination of Mr. Dowling’s employment pursuant to termination with cause or voluntary termination without good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company not then fully vested, shall immediately terminate and revert to the Company, and (ii) upon termination of Mr. Dowling’s employment pursuant to termination without cause or voluntary termination with good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company shall remain in full force and effect and shall not be affected by such termination, and shall continue to vest, and (iii) upon termination of Mr. Dowling’s employment pursuant to death or mental or physical disability, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company shall, to the extent not then fully vested, immediately become fully vested.

Executive Employment Agreement with Joerg Grasser

The employment agreement with Mr. Grasser (as amended, the "CFO Agreement") shall continue through June 20, 2027 and provides for an annual base salary of $235,000. Under the terms of the CFO Agreement, Mr. Grasser is also entitled to receive annual bonuses based on the Company’s performance and/or Mr. Grasser’s performance. Mr. Grasser would be entitled to receive 20% of his then effective Base Salary, provided, however, that the payment and amount of such bonus shall be in the sole discretion of the Company’s Board. Mr. Grasser shall also be eligible to participate in the Company’s equity, compensation, and incentive plans as are generally made available to the Company’s management executives, and may be eligible to receive incentive stock options or other stock awards under the Company’s 2023 Plan.

In the event the CFO Agreement is terminated for cause, the Company shall pay Mr. Grasser all salary then due and payable through the date of termination and all unpaid deferred compensation. Mr. Grasser would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CFO Agreement for cause.

In the event the CFO Agreement is terminated without cause, or Mr. Grasser resigns for good reason, the Company shall pay Mr. Grasser all unpaid deferred compensation and continue to pay Mr. Grasser all salary, benefits, earned bonuses and other compensation that would be due under the Agreement through the end of the term of the CFO Agreement had the Company not terminated Mr. Grasser’s employment, but in any event not less than one-year after the date of such termination, with such amounts payable in accordance with the Company’s standard payroll.

In the event the CFO Agreement is voluntarily terminated by Mr. Grasser for any reason (without good reason), the Company shall pay Mr. Grasser all unpaid deferred compensation and all salary then due and payable through the date of termination. Mr. Grasser would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a voluntary termination of the CFO Agreement by Mr. Grasser.

In the event the CFO Agreement is terminated upon consummation of a change of control, the Company shall pay Mr. Grasser all salary then due and payable through the date of termination and all unpaid deferred compensation. In addition, the Company shall pay Mr. Grasser a lump sum cash payment of two times base salary. However, Mr. Grasser, would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CFO Agreement upon consummation of a change of control.

In addition, notwithstanding anything to the contrary contained in any agreement with respect thereto, (i) upon termination of Mr. Grasser’s employment pursuant to termination with cause or voluntary termination without good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Grasser with respect to securities of the Company not then fully vested, shall immediately terminate and revert to the Company, and (ii) upon termination of Mr. Grasser’s employment pursuant to termination without cause or voluntary termination with good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Grasser with respect to securities of the Company shall remain in full force and effect and shall not be affected by such termination, and accelerate to the extent not then fully vested.

Defined Terms Applicable to Executive Employment Agreements

For purposes of the Executives Employment Agreements, "cause" shall mean, upon delivery by the Board to Executive of a written notice terminating the applicable Executive Employment Agreement for cause (as such term is defined below), which notice shall be supported by a reasonably detailed statement of the relevant facts and reasons for termination:

(a)
Executive shall have committed an act of fraud, embezzlement or theft with respect to the property or business of the Company;
(b)
Executive shall have materially breached the agreement, as determined by the Board, and such breach shall have continued for a period of twenty days after receipt of written notice from the Board specifying such breach;
(c)
Executive shall have been grossly negligent in the performance of his duties under the agreement, intentionally not performed or mis-performed any of such duties, or refused to abide by or comply with the reasonable and lawful directives of the Board of Directors, in each case as reasonably determined by the Board, which action shall have continued for a period of twenty days after receipt of written notice from the Board demanding such action cease or be cured; or
(d)
Executive shall have been found guilty of, or has pled nolo contendere to, the commission of a felony offense or other crime involving moral turpitude.

For purposes of the Executive Employment Agreements, "good reason" shall mean:

(a)
The assignment of Executive to any duties inconsistent with, or any adverse change in, Executive's positions, duties, responsibilities, functions or status with the Company, or the removal of Executive from, or failure to reelect Executive to, any of such positions; provided, however, that a change in Executive's positions, duties, responsibilities, functions or status that Executive shall agree to in writing shall not be an event of good reason or give rise to termination for good reason;
(b)
A reduction by the Company of Executive's Base Salary without his written consent;
(c)
The failure by the Company to continue in effect for Executive any material benefit provided in the agreement or otherwise available to any of the management executives of the Company, including without limitation, any retirement, pension or incentive plans, life, accident, disability or health insurance plans, equity or cash bonus plans or savings and profit sharing plans, or any action by the Company which would adversely affect Executive's participation in or reduce Executive's benefits under any of such plans or deprive Executive of any fringe benefit enjoyed by Executive; or

(d)
Any other material breach by the Company of the agreement which is not cured within twenty days of delivery of written notice thereof by Executive to the Company.

Option Grants

On July 23, 2014, Company stockholders approved the Company's 2013 Equity Incentive Plan (the "2013 Plan"), which provided for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019, the Company’s stockholders approved amendments to the 2013 Plan to increase the number of shares that may be issued under the 2013 Plan. Additionally, on June 11, 2019, the Company’s stockholders approved the addition of an automatic “evergreen” provision regarding the number of shares to be annually added to the 2013 Plan. As a result, the number of shares of common stock that could be automatically added to the 2013 Plan on January 1 of each year pursuant to the evergreen provision during the term of the plan, starting with January 1, 2020, would be the lesser of: (a) 4% of the total shares of the Company’s common stock outstanding on December 31st of the prior year, (b) 4,000,000 shares of the Company’s common stock, or (c) a lesser number of shares of the Company’s common stock as determined by the Company’s Board of Directors.

On June 1, 2023, the 2013 Plan terminated and was replaced by the 2023 Plan; future issuances of incentive instruments will be made under and governed by the 2023 Plan. Outstanding awards issued under the 2013 Plan will remain subject to the terms and conditions of the 2013 Plan, provided that to the extent that outstanding awards under the 2013 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will no longer be available for future issuance under the 2013 Plan or any other equity incentive plan of the Company.

On June 1, 2023, the Company's stockholders approved the adoption of the Company's new 2023 Plan, and the Company adopted the 2023 Plan. The 2023 Plan has a term of 10 years. The number of shares of the Company's common stock authorized for issuance under the 2023 Plan was initially 34,976,000 shares, which number shall automatically increase on January 1 of each fiscal year (for a period of ten years after adoption of the 2023 Plan) during the term of the 2023 Plan, commencing on January 1, 2024, by the lesser of (a) 4% of the total shares of the Company's common stock outstanding on December 31st of the prior year, and (b) a lesser number of the Company's common stock as determined by the Company's Board of Directors. As of December 31, 2024, the Company had 20,626,000 authorized but unissued shares reserved for issuance under the 2023 Plan. On January 1, 2025, the number of shares authorized for issuance under the 2023 Plan was automatically increased by 7,370,547 shares.

In February 2025, the Company issued 3,000,000 and 2,350,000 stock options to Mr. Dowling and Mr. Grasser, respectively, which stock options have an exercise price of $0.03725 per share.

Insider Trading Policies

The Company adopted an insider trading policy which was filed as Exhibit 19.1 with the Company's Annual Report on Form 10-K filed with the SEC on March 27, 2025.

Outstanding Equity Awards at Fiscal Year End

The following table provides a summary of all outstanding option awards for named executive officers at the end of fiscal year 2024.

	Option Awards
Name	Award Grant and Commencement of Vesting Date	Number of securities underlying unexercised option (#) exercisable	Number of securities underlying unexercised option (#) unexercisable	Option exercise price ($)	Option Expiration Date
Joseph Dowling	12/28/2015	150,000	—	$0.16	12/28/2025
Chief Executive Officer	3/15/2023	1,458,333	1,041,667	$0.04	3/14/2033
	6/20/2024	500,000	2,500,000	$0.05	6/19/2034

Joerg Grasser	3/15/2023	729,167	520,833	$0.04	3/14/2033
Chief Financial Officer	6/20/2024	391,667	1,958,333	$0.05	6/19/2034

Pension, Retirement or Similar Benefit Plans

During fiscal years 2024 and 2023 there were no arrangements or plans in which we provided pension, retirement or similar benefits to our directors or executive officers.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance measures of the Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company's performance and compensation for the named executive officers. Please see "Named Executive Officer Compensation," above for discussion of our compensation program.

Pay Versus Performance Table

Year	Summary compensation table total for PEO ($) (1)	Compensation actually paid to PEO ($) (2)	Summary compensation table total for non-PEO named executive officer ($) (1)	Compensation actually paid to non-PEO named executive officer ($) (2)	Value of initial $100 investment based on total shareholder return ($) (3)	Net income (loss) ($) (4)
2024	$457,667	$241,256	$343,322	$175,935	$25.00	$(2,394,000)
2023	$403,152	$313,970	$273,041	$228,450	$33.33	$3,102,000
2022	$298,983	$245,287	$210,471	$183,623	$25.00	$(8,214,000)

(1)
Our Principal Executive Officer ("PEO") was Mr. Dowling for 2024, 2023 and 2022. Our only non-PEO named executive officer was Mr. Grasser for 2024, 2023 and 2022.
(2)
The following table describes the adjustments, each of which is prescribed by SEC rules, to calculate the compensation actually paid ("CAP") amounts from the summary compensation table ("SCT") amounts. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. To determine CAP, adjustments below were made to our executive officer's total compensation.

	2022		2023		2024
Adjustments	PEO	Other NEO	PEO	Other NEO	PEO	Other NEO
SCT Amounts	$298,983	$210,471	$403,152	$273,041	$457,667	$343,322
Deduction for amounts reported in the "Stock Awards" and "Option Awards" columns in the SCT for applicable FY	—	—	(90,080)	(45,040)	(148,070)	(115,988)
Increase (decrease) in fair value of awards granted during the applicable FY that remain unvested as of applicable FY end, determined as of applicable FY end	—	—	250	125	(56,461)	(44,228)
Increase (decrease) in fair value of awards granted during applicable FY, determined as of vesting date	—	—	649	324	(4,344)	(3,403)
Decrease in fair value of awards granted during prior FY that were outstanding and unvested as of applicable FY end, determined based on change in fair value from prior FY end vesting date	—	—	—	—	(10,399)	(5,199)
Increase (decrease) in fair value of awards granted during prior FY that vested during the applicable FY, determined based on change in fair value from prior FY end to vesting date	(2,287)	(1,144)	—	—	2,863	1,431
Decrease of fair value of awards granted during prior FY that were forfeited during applicable FY, determined as of prior FY end	(51,409)	(25,704)	—	—	—	—
Increase based on dividends or other earnings paid during the applicable FY prior to vesting date	—	—	—	—	—	—
CAP Amounts	$245,287	$183,623	$313,970	$228,450	$241,256	$175,935

(3)
The amounts reported in this column represent the Company's cumulative total shareholder return ("TSR"), which is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company's share price at the end of the measurement period by the Company's share price at the beginning of the measurement period.
(4)
The amounts reported in this column represent net income (loss) reflected in the Company's audited financial statements for the applicable year.

Analyses of Information Presented in the Pay Versus Performance Table

The Company is providing the following descriptions of the relationships between information presented in teh Pay Versus Performance Table, including CAP, as required by Item 402(v) of Regulation S-K. The Compensation Committee does not use TSR or net income (loss) in its compensation programs. However, we do utilize several other performance measures to align executive compensation with our performance, see "Named Executive Officer Compensation."

•
Compensation actually paid to the PEO decreased by $72,714 or 23.2% from 2023 to 2024.
•
Compensation actually paid to non-PEO decreased by $52,515 or 23.0% from 2023 to 2024.
•
TSR decreased from $33.33 in 2023 to $25.00 in 2024, a decline of approximately 25.0%
•
Net income (loss) declined by $5,496,000 from a net income of $3,102,000 in 2023 to a net loss of $2,394,000 in 2024.
•
Compensation actually paid to the PEO increased by $68,683, or 28.0% from 2022 to 2023.
•
Compensation actually paid to non-PEO increased by $44,827 or 24.4% from 2022 to 2023.
•
TSR increased from $25.00 in 2022 to $33.33 in 2023, an improvement of approximately 33.3%
•
Net income (loss) improved by $11,316,000 from a net loss of $8,214,000 in 2022 to a net income of $3,102,000 in 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Directors, Officers and 5% Stockholders

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth, as of March 31, 2025, certain information as to shares of our Common Stock owned by (i) each person known to beneficially own more than five percent of our outstanding Common Stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 9530 Padgett Street, Suite 107, San Diego, CA 92126.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
5% or greater stockholders:
Clayton J. Montgomery (3)	15,854,185	8.6%
Named Executive Officers and Directors:
Joseph Dowling (4)	3,137,222	1.7%
Joerg Grasser (5)	1,831,667	*
Dr. Jamie Corroon (6)	1,001,000	*
Bill McCorkle (7)	1,000,000	*
All executive officers and directors as a group (4 persons)	6,969,889	3.8%

* Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 184,263,663 shares of our Common Stock outstanding on March 31, 2025, and are calculated as required by rules promulgated by the SEC.
(2)
Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)
Beneficial ownership includes 15,854,185 shares of Common Stock owned by Mr. Montgomery.
(4)
Beneficial ownership includes 15,000 shares of Common Stock owned by Mr. Dowling and 3,122,222 outstanding stock options that are vested or will vest within 60 days of March 31, 2025.
(5)
Beneficial ownership includes 15,000 shares of Common Stock owned by Mr. Grasser and 1,816,667 outstanding stock options that are vested or will vest within 60 days of March 31, 2025.
(6)
Beneficial ownership includes 1,000 shares of Common Stock owned by Dr. Corroon and 1,000,000 outstanding stock options that are vested or will vest within 60 days of March 31, 2025.
(7)
Beneficial ownership includes 1,000,000 outstanding stock options that are vested or will vest within 60 days of March 31, 2025.

Equity Compensation Plan Information

On July 23, 2014, Company stockholders approved the 2013 Plan, which provided for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019, the Company’s stockholders approved amendments to the 2013 Plan to increase the number of shares that may be issued under the 2013 Plan. Additionally, on June 11, 2019, the Company’s stockholders approved the addition of an automatic “evergreen” provision regarding the number of shares to be annually added to the 2013 Plan. As a result, the number of shares of common stock that would be automatically added to the 2013 Plan on January 1 of each year pursuant to the evergreen provision during the term of the plan, starting with January 1, 2020, would be the lesser of: (a) 4% of the total shares of the Company’s common stock outstanding on December 31st of the prior year, (b) 4,000,000 shares of the Company’s common stock, or (c) a lesser number of shares of the Company’s common stock as determined by the Company’s Board of Directors.

On June 1, 2023, the 2013 Plan terminated and was replaced by the 2023 Plan; future issuances of incentive instruments will be made under and governed by the 2023 Plan. Outstanding awards issued under the 2013 Plan will remain subject to the terms and conditions of the 2013 Plan, provided that to the extent that outstanding awards under the 2013 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will no longer be available for future issuance under the 2013 Plan or any other equity incentive plan of the Company.

On June 1, 2023, the Company's stockholders approved the adoption of the Company's new 2023 Plan, and the Company adopted the 2023 Plan. The 2023 Plan has a term of 10 years. The number of shares of the Company's common stock authorized for issuance under the 2023 Plan was initially 34,976,000 shares, which number shall automatically increase on January 1 of each fiscal year (for a period of ten years after adoption of the 2023 Plan) during the term of the 2023 Plan, commencing on January 1, 2024, by the lesser of (a) 4% of the total shares of the Company's common stock outstanding on December 31st of the prior year, and (b) a lesser number of the Company's common stock as determined by the Company's Board of Directors. As of December 31, 2024, the Company had 20,626,000 authorized but unissued shares reserved for issuance under the 2023 Plan. On January 1, 2025, the Company added 7,370,547 shares to the 2023 Plan.

Equity Incentive Plan Information

The following table provides information as of December 31, 2024, regarding our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrant and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	26,822,839	$0.14	20,626,000
Equity compensation plans not approved by security holders	—	$—	—
	26,822,839	$0.14	20,626,000

As of December 31, 2024, there were 6,750,000 remaining unvested stock options granted to Michael Mona Jr. ("Mona") outside of the 2013 Plan and 2023 Plan, which are not included in the table above. As previously discussed in the Company's Current Report on Form 8-K filed with the SEC on July 11, 2016, on July 6, 2016, the Compensation Committee approved the grant of 6,000,000 standalone stock options to Mona, which were not granted under the 2013 Plan. As set forth in the Company's Current Report on Form 8-K filed with the SEC on May 11, 2017, the terms of the options were subsequently amended and the grant has a term of ten years and is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. Additionally on March 15, 2017, the disinterested members of the Board approved the additional grant of 5,000,000 standalone stock options to Mona, which were not granted under the 2013 Plan. The grant has a term of ten years and is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

None of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, have had any interest, direct or indirect, in any transaction or in any proposed transaction since January 1, 2022, which materially affects the Company or has affected the Company.

There have been no transactions in the last two completed fiscal years or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Persons.

We adopted a formal policy for the review, approval or ratification of related-party transactions. All material related party transactions have been disclosed in our Annual Report.

Interest of Certain Persons in Matters to be Acted Upon

Other than with respect to the election of directors and to the extent that our executive officers are entitled to compensation as our named executive officers, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.

Director Independence

Our securities are quoted on the OTC:QB, which does not have any director independence requirements. However, the Board has determined that all of the current members of our Board, other than Mr. Dowling, are independent as defined by Nasdaq rules and that all such members of our Board are independent as independence for audit committee members and compensation committee members are defined by Nasdaq rules.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Based on our review of the copies of such forms received by us or filed with the SEC, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal year 2024.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action, except with respect to director nominations, at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the one year anniversary of the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals to be considered in the proxy statement and proxy relating to the 2025 Annual Meeting of stockholders, they must have been received by us no later than December 15, 2024. However, if the date of the 2026 annual meeting of stockholders is more than 30 days before or after the one year anniversary of the date that our proxy materials are sent for the 2025 Annual Meeting, then notice must be received within a reasonable time before the Company begins to print and send its proxy materials for the 2026 annual meeting. For such proposals to be considered in the proxy statement and proxy relating to the Company's 2026 annual meeting of stockholders, they must be received by us no later than December 12, 2025. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Such proposals should be directed to CV Sciences, Inc., 9530 Padgett Street, Suite 107, San Diego, CA 92126, Attn: Secretary. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

Furthermore, Rule 14a-19 of the Exchange Act establishes advance notice procedures and certain other requirements that stockholder who wishes to nominate directors for election at a stockholder meeting. In general, notices must meet the requirements in Rule 14a-19 of the Exchange Act and must be postmarked or transmitted electronically to us at our principal office no more than 60 calendar days prior to the one year anniversary of the 2025 Annual Meeting. Therefore, to ensure that stockholder nominees for election of directors will be included for election at our 2026 annual meeting of stockholders, such a proposal must be received by us no later than April 4, 2026. However, if the date of the 2026 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice must be received no later than the later of (i) the 60th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2026 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review the requirements set for in Rule 14a-19 of the Exchange Act for further information regarding the process for nominating directors for election at our annual meetings of stockholders.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Joseph Dowling, Secretary, 9530 Padgett Street, Suite 107, San Diego, CA 92126, by registered, certified or express mail or by calling the Company at (866) 290-2157.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

San Diego, California

April 15, 2025	By Order of the Board of Directors

/s/ Joseph Dowling
Joseph Dowling, Chief Executive Officer and Secretary

CV SCIENCES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS - JUNE 1, 2023 AT 10:00 AM PACIFIC TIME CONTROL ID: REQUEST ID: The undersigned hereby appoints Joseph Dowling proxy of the undersigned, with power of substitution, to vote all shares of capital stock of CV Sciences, Inc. (the "Company") held by the undersigned which are entitled to be voted at, and to act for the undersigned at, the Annual Meeting of the Stockholders of the Company to be held on June 1, 2023 at 10:00 a.m. Pacific Time, and any adjournment(s) or postponement(s) thereof, as effectively as the undersigned could do if personally present on the matters indicated on the reverse side of this proxy. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 1, 2023 The Notice of the Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K are available at https://www.iproxydirect.com/CVSI VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iproxydirect.com/CVSI PHONE: 1-866-752-VOTE (8683)

Annual meeting of the stockholders of Cv sciences, inc. Please complete, date, sign and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here: Proxy solicited on behalf of the board of directors Proposal 1 [ for against abstain Election of directors. Dr. Jamie corroon Joseph dowling control id: Bill mccorkle request id: Proposal 2 [for against abstain To ratify the selection of haskell & white llp as the company’s independent registered public accounting firm for the fiscal year ending december 31, 2023. Proposal 3 [for against abstain To adopt the company's 2023 equity incentive plan. Proposal 4 [ for against abstain to approve, on a non-binding advisory basis, named executive officer compensation. The board of directors of the company recommends a vote for all director nominee listed in proposal 1 and a vote for proposals 2, 3 and 4. The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the capital stock of the company and hereby ratifies and confirms all that the proxy, or his substitutes, or any of them, may lawfully do by virtue hereof. Mark “x” here if you plan to attend the meeting: Mark here for address change new address (if applicable): important: please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: , 2023 (print name of stockholder and/or joint tenant) (signature of stockholder) (second signature if held jointly)